EXHIBIT 99.1

Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

David Szabados
Senior Public Relations Manager
(408) 544-1473
For Immediate Release
Cypress Reports Fourth Quarter and Year End 2019 Results

SAN JOSE, Calif., January 30, 2020 — Cypress Semiconductor Corporation (NASDAQ: CY) today announced its fourth quarter and fiscal year 2019 results with the following highlights:

•	Fiscal year revenue of $2.21 billion, down 6.1% year-over-year after adjusting for the divestiture of our NAND business, which was completed on April 1, 2019

•	Record Automotive revenue of $829.4 million representing 38% of total fiscal year 2019 revenue

•	Fourth quarter revenue was $559.6 million and GAAP and non-GAAP gross margins were 38.0% and 47.1%, respectively

•	Fourth quarter GAAP and non-GAAP operating margins were 5.9% and 21.1%, respectively

•	Fourth quarter GAAP and non-GAAP diluted EPS were $0.05 and $0.28, respectively

"We continue to see strong adoption of our connect and compute products across the automotive and IoT end-markets, which drove record MCD revenue in fiscal year 2019 in a challenging environment," said Hassane El-Khoury, Cypress’ president and chief executive officer. "We ended the year strongly in the fourth quarter with our automotive revenue achieving a quarterly record and our IoT business up 18% compared to the fourth quarter of 2018. Our focus on maximizing profitability and cashflow continues to pay off as evidenced by our record cash from operations of $479 million in 2019."

As announced on June 3, 2019, Infineon Technologies AG and Cypress entered into an agreement and plan of merger providing for Infineon to acquire Cypress for $23.85 per share in cash, corresponding to an enterprise value of approximately $10 billion. The proposed transaction has received antitrust clearances from authorities in the United States, the European Union, The Philippines, Taiwan, South Korea, and Japan. The parties require approval for the proposed transaction from the Committee on Foreign Investment in the United States (CFIUS) and from China’s State Administration for Market Regulation (SAMR). Due to the pending transaction, Cypress will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Revenue and earnings for the quarter are shown below with comparable periods:
(In thousands, except percentages and per-share data)

	GAAP			NON-GAAP[1]
	Q4 2019	Q3 2019	Q4 2018	Q4 2019	Q3 2019	Q4 2018
Revenue	$559,568	$574,521	$604,474	$559,568	$574,521	$604,474
Gross margin	38.0%	37.7%	37.3%	47.1%	46.9%	47.8%
Operating margin	5.9%	7.9%	0.5%	21.1%	21.8%	24.5%
Net income	$20,760	$12,683	$267,114	$108,394	$115,794	$130,990
Diluted EPS	$0.05	$0.03	$0.72	$0.28	$0.30	$0.35

Year-to-date revenue and earnings are shown below with comparable periods:
(In thousands, except percentages and per-share data)

	GAAP		NON-GAAP[1]
	FY 2019	FY 2018	FY 2019	FY 2018
Revenue	$2,205,314	$2,483,840	$2,205,314	$2,483,840
Gross margin	37.6%	37.5%	47.1%	46.8%
Operating margin	5.6%	6.6%	21.1%	22.8%
Net income	$40,428	$354,592	$423,531	$508,975
Diluted EPS	$0.11	$0.95	$1.09	$1.36

1.	See the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables (“Non-GAAP Results” tables) included below.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	December 29, 2019	September 29, 2019	December 30, 2018	Sequential Change	Year-over-year Change
Business Unit[1]
MCD	$401,292	$410,748	$355,793	(2.3)%	12.8%
MPD[2]	158,276	163,773	248,681	(3.4)%	(36.4)%
Total	$559,568	$574,521	$604,474	(2.6)%	(7.4)%

	Three Months Ended
	December 29, 2019	September 29, 2019	December 30, 2018
End Use
IoT	40.0%	42.6%	31.5%
Automotive	39.3%	36.5%	35.5%
Legacy	20.7%	20.9%	33.0%
Total	100%	100%	100%

1.
The Microcontroller and Connectivity Division ("MCD") includes microcontroller, wireless connectivity and USB products and the Memory Products Division ("MPD") includes RAM, Flash and AgigA Tech products.

2.	MPD revenue for the three months ended December 29, 2019 and September 29, 2019 reflect divestment of our NAND business to a newly formed joint venture, which was completed on April 1, 2019.

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ABOUT CYPRESS

Cypress is a leader in advanced embedded solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES
To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Non-GAAP gross profit;

•	Non-GAAP gross margin;

•	Non-GAAP cost of revenues;

•	Non-GAAP interest and other expense, net;

•	Non-GAAP research and development expenses;

•	Non-GAAP selling, general and administrative expenses;

•	Adjusted EBITDA;

•	Non-GAAP income tax provision (benefit);

•	Non-GAAP pre-tax profit;

•	Non-GAAP pre-tax profit margin;

•	Non-GAAP operating income;

•	Non-GAAP operating margin;

•	Non-GAAP net income;

•	Non-GAAP diluted earnings (loss) per share; and

•	Free cash flow.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress' GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.

The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.

There are limitations in using non-GAAP financial measures, including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the Non-GAAP Results tables in this press release, each of the non-GAAP financial measures (other than free cash flow) excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of Cypress' long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities; and legal and accounting costs.

Stock-based compensation expense: Stock-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Stock-

based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’ common shares, which are not within the control of management. In addition, the valuation of stock-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess Cypress’ results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude stock-based compensation expense is that they do not reflect the full costs of compensating employees.

Other adjustments: Other items are excluded from non-GAAP financial measures because management does not consider them to be related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’ period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and such non-GAAP measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. Other adjustments primarily include:

•	Costs incurred in connection with the proposed merger,

•	Impairments of equity-method investments,

•	Changes in value of deferred compensation plan assets and liabilities,

•	Investment-related gains or losses, including equity method investments,

•	Restructuring and related costs,

•	Loss on extinguishment of debt,

•	Amortization of debt issuance costs, discounts and imputed interest related to the equity component of convertible debt,

•	Asset impairments,

•	Tax effects of non-GAAP adjustments,

•	Income tax adjustment related to the use of the net operating loss, non-cash impact of not asserting indefinite reinvestment on earnings of our foreign subsidiaries, deferred tax expense not affecting taxes payable (i.e. release of valuation allowance), and non-cash expense (benefit) related to uncertain tax positions,

•	Certain other expenses and benefits, and

•
Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to include the impact of non-GAAP adjustments on the number of diluted shares underlying stock-based compensation awards and the impact of the capped call transactions related to the convertible notes.

Adjusted EBITDA: Adjusted EBITDA is calculated by adjusting net income (loss) attributable to Cypress to exclude (without duplication): interest expense, income tax provision, depreciation, amortization, equity in net loss of equity method investees, and the non-GAAP adjustments described above (acquisition related charges, stock-based compensation expense, and other adjustments). Adjusted EBITDA may be useful to management, investors and other users of our financial information because the exclusion of certain gains, losses, and expenses facilitates comparisons of Cypress' operating performance on a period to period basis. Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business. In addition, adjusted EBITDA should not be considered as a substitute for, or superior to net income attributable to Cypress, operating income, or diluted earnings per share, or other financial measures prepared in accordance with GAAP.

Free Cash Flow: Free cash flow is calculated as net cash provided by (used in) operating activities, less acquisition of property, plant and equipment, net (i.e., acquisition of property, plant and equipment less proceeds received from disposition of property, plant and equipment). We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by business operations, after deducting our net payments for acquisitions and dispositions of property and equipment, which cash can then be used for strategic opportunities or other business purposes including, among others, investing in the Company's business, repurchasing stock, making strategic acquisitions, repayment of debt, and strengthening the balance sheet. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Management compensates for this limitation by also relying on the net increase in cash and cash equivalents and restricted cash as presented in the Company’s condensed consolidated statements of cash flows prepared in accordance with GAAP which incorporates all cash movements during the period.

FORWARD-LOOKING STATEMENTS

Statements in this press release that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements as such term is used in the Private Securities Litigation Reform Act of 1995. We may use words such as "may," "will," "should," "plan," "anticipate," "believe," "expect," "future," "intend," "estimate," "predict," "potential," "continue" or similar expressions to identify forward-looking statements. Our forward-looking statements are based on the expectations, beliefs, and intentions of, and the information available to, our executive management on the date of this press release. Forward-looking statements involve risks and uncertainties, and readers are cautioned not to place undue reliance on forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the "Merger Agreement") dated June 3, 2019, by and among Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany ("Infineon"), IFX Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Infineon ("Merger Sub") and the Company, pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Infineon; the inability to complete the Merger due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the Merger; risks related to disruption of management’s attention from our ongoing business operations due to the Merger; the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be completed in a timely manner; the impact of the Merger on our ability to retain key employees; the outcome of any legal proceedings related to the

Merger; potential tariffs and other disruptions in the international trade and investment environment; global economic and market conditions; our ability to execute on our Cypress 3.0 strategy and our margin improvement plan; risks related to paying down our indebtedness and meeting the covenants in our debt agreements; our efforts to retain and expand our customer base; business conditions and growth trends in the semiconductor market; competition; volatility in supply and demand for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; reliance on distributors, resellers, third-party manufacturers, and others; risks related to changing relationships with distributors; risks related to our "take or pay" agreements with certain vendors; the risk of defects, errors, or security vulnerabilities in our products; the impact of acquisitions; risks related to our joint venture for NAND flash memory products; the possibility of impairment charges; our ability to attract and retain key personnel; the unpredictability and expense of legal proceedings; the impact of floods, earthquakes, volcanoes, global health pandemics, and other major natural events beyond our control; and other risks and uncertainties described in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Quantitative and Qualitative Disclosures about Market Risk" sections in our most recent Annual Report on Form 10-K filing and in our subsequent quarterly filings with the U.S. Securities and Exchange Commission (the "SEC") which are available on our investor relations website at http://investors.cypress.com/financial-information/sec-filings. We assume no responsibility to update our forward-looking statements.

Cypress and the Cypress logo are registered trademarks of Cypress Semiconductor Corporation. All other trademarks are property of their owners.

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 29, 2019	December 30, 2018
ASSETS
Cash and cash equivalents	$415,462	$285,720
Accounts receivable, net	301,755	324,274
Inventories	297,904	292,093
Assets held for sale	—	13,510
Property, plant and equipment, net	258,748	282,986
Goodwill and other intangible assets, net	1,656,933	1,864,340
Other assets	625,312	630,292
Total assets	$3,556,114	$3,693,215
LIABILITIES AND EQUITY
Accounts payable	$151,393	$210,715
Income tax liabilities	54,941	53,469
Revenue reserves, deferred margin and other liabilities	523,102	430,814
Current portion of long-term debt	13,615	6,943
Revolving credit facility and long-term debt	712,808	874,235
Total liabilities	1,455,859	1,576,176
Total Cypress stockholders' equity	2,100,255	2,115,734
Non-controlling interest	—	1,305
Total equity	2,100,255	2,117,039
Total liabilities and equity	$3,556,114	$3,693,215

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 29, 2019	September 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
Revenues	$559,568	$574,521	$604,474	$2,205,314	$2,483,840
Cost of revenues	347,150	358,080	379,264	1,375,289	1,552,385
Gross profit	212,418	216,441	225,210	830,025	931,455
Research and development	91,219	89,253	82,379	362,716	363,996
Selling, general and administrative	88,463	81,963	140,091	344,046	403,031
Total operating expenses	179,682	171,216	222,470	706,762	767,027
Operating income	32,736	45,225	2,740	123,263	164,428
Interest and other expense, net	(8,409)	(14,922)	(20,489)	(44,577)	(67,845)
Income (loss) before income taxes and non-controlling interest	24,327	30,303	(17,749)	78,686	96,583
Income tax benefit (provision)	(5,044)	(16,247)	331,447	(2,372)	315,618
Share in gain/loss, net and impairment of equity method investees	1,477	(1,383)	(46,497)	(35,901)	(57,370)
Net income	20,760	12,673	267,201	40,413	354,831
Net loss (income) attributable to non-controlling interest	—	10	(87)	15	(239)
Net income attributable to Cypress	$20,760	$12,683	$267,114	$40,428	$354,592
Net income per share attributable to Cypress:
Basic	$0.06	$0.03	$0.74	$0.11	$0.99
Diluted	$0.05	$0.03	$0.72	$0.11	$0.95
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.44	$0.44
Shares used in net income per share calculation:
Basic	370,846	369,241	361,616	367,308	359,324
Diluted	390,952	388,243	369,638	384,670	372,178

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per-share data)
(Unaudited)

Table A: GAAP to Non-GAAP reconciling items: Three Months Ended Q4 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$347,150	$91,219	$88,463	$(6,932)
[1] Stock-based compensation, including costs related to modification of equity awards	4,035	7,010	19,171	—
[2] Changes in value of deferred compensation plan	213	1,318	1,271	(2,747)
[3] Gain on sale of NAND business to joint venture	(120)	—	—	—
[4] Share in gain/loss, net of equity method investees	—	—	—	(1,477)
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,025
[6] Amortization of debt issuance costs	—	—	—	496
[8] Amortization of acquisition-related intangible assets and other	47,085	—	4,309	—
[9] Restructuring charges and other	(22)	(493)	10	—
[10] Merger-related expenses	—	—	1,302	—
Non - GAAP [ii]	$295,959	$83,384	$62,400	$(7,635)
Impact of reconciling items [ii - i]	$(51,191)	$(7,835)	$(26,063)	$(703)

Table B: GAAP to Non-GAAP reconciling items: Three Months Ended Q3 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$358,080	$89,253	$81,963	$(16,305)
[1] Stock-based compensation	5,907	7,708	11,276	—
[2] Changes in value of deferred compensation plan	(6)	(38)	(37)	237
[3] Gain on sale of NAND business to joint venture	—	—	—	(1,887)
[4] Share in gain/loss, net of equity method investees	—	—	—	1,383
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,101
[6] Amortization of debt issuance costs	—	—	—	626
[7] Loss on extinguishment of debt	—	—	—	6,402
[8] Amortization of acquisition-related intangible assets and other	47,084	—	4,310	—
[9] Restructuring charges	(68)	291	169	—
[10] Merger-related expenses	—	—	3,043	—
[11] Other income and expenses	—	280	381	(631)
Non - GAAP [ii]	$305,163	$81,012	$62,821	$(7,074)
Impact of reconciling items [ii - i]	$(52,917)	$(8,241)	$(19,142)	$9,231

Table C: GAAP to Non-GAAP reconciling items: Three Months Ended Q4 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$379,264	$82,379	$140,091	$(66,986)
[1] Stock based compensation	3,842	6,395	9,166	—
[2] Changes in value of deferred compensation plan	(468)	(2,377)	(2,726)	5,401
[3] Loss on assets held for sale¹	10,869	—	65,722	—
[4] Share in net loss and impairment of equity method investees²	—	—	—	46,496
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,338
[6] Amortization of debt issuance costs	—	—	—	908
[7] Amortization of intangible assets	49,583	—	4,310	—
[8] Litigation settlement and other	—	(309)	(159)	159
[9] Restructuring charges	135	944	437	—
Non - GAAP [ii]	$315,303	$77,726	$63,341	$(10,684)
Impact of reconciling items [ii - i]	$(63,961)	$(4,653)	$(76,750)	$56,302
1. Relates to our entry into a definitive agreement to divest the NAND business
2. Includes $41.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table D: GAAP to Non-GAAP reconciling items: Twelve Months Ended Q4 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$1,375,289	$362,716	$344,046	$(80,478)
[1] Stock based compensation, including costs related to modification of equity awards	15,443	33,702	56,837	—
[2] Changes in value of deferred compensation plan	807	4,116	4,120	(7,989)
[3] Loss (gain) from sale of NAND business to joint venture	1,897	—	1,515	(1,887)
[4] Share in gain/loss, net and impairment of equity method investees[1]	—	—	—	35,901
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	12,770
[6] Amortization of debt issuance costs	—	—	—	2,980
[7] Loss on extinguishment of debt	—	—	—	6,402
[8] Amortization of acquisition-related intangible assets and other	189,679	—	17,233	—
[9] Restructuring charges and other	880	1,160	918	—
[10] Merger-related expenses	—	—	12,754	—
[11] Other income and expenses	—	337	861	(433)
Non - GAAP [ii]	$1,166,583	$323,401	$249,808	$(32,734)
Impact of reconciling items [ii - i]	$(208,706)	$(39,315)	$(94,238)	$47,744
1. Includes a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table E: GAAP to Non-GAAP reconciling items: Twelve Months Ended Q4 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$1,552,385	$363,996	$403,031	$(125,215)
[1] Stock based compensation, including costs related to modification of equity awards	16,531	35,115	44,319	—
[2] Changes in value of deferred compensation plan	(169)	(971)	(1,036)	2,904
[3] Share in gain/loss, net and impairment of equity method investees¹	—	—	—	57,369
[4] Amortization of intangible assets	200,024	—	18,125	—
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	17,966
[6] Amortization of debt issuance cost	—	—	—	1,981
[7] Settlement and other charges	—	(309)	(645)	(1,111)
[8] Restructuring charges	3,271	1,785	11,785	—
[9] Loss on extinguishment of Spansion convertible notes	—	—	—	3,258
[10] Loss on assets held for sale²	10,869	—	65,722	—
[11] Gain on sale on cost method investment	—	—	(1,521)	—
Non - GAAP [ii]	$1,321,859	$328,376	$266,282	$(42,848)
Impact of reconciling items [ii - i]	$(230,526)	$(35,620)	$(136,749)	$82,367
1. Includes $41.5 million impairment charge recorded for the investment in Deca Technologies Inc.
2. Relates to our entry into a definitive agreement to divest the NAND business

Table F: Non-GAAP gross profit	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP gross profit	$212,418	$216,441	$225,210	$830,025	$931,455
Impact of reconciling items on cost of revenues (Table A, B, C, D and E)	51,191	52,917	63,961	208,706	230,526
Non-GAAP gross profit	$263,609	$269,358	$289,171	$1,038,731	$1,161,981
GAAP gross margin (GAAP gross profit/revenue)	38.0%	37.7%	37.3%	37.6%	37.5%
Non-GAAP gross margin (Non-GAAP gross profit/revenue)	47.1%	46.9%	47.8%	47.1%	46.8%

Table G: Non-GAAP operating income	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP operating income [i]	$32,736	$45,225	$2,740	$123,263	$164,428
Impact of reconciling items on cost of revenues (see Table A, B, C, D and E)	51,191	52,917	63,961	208,706	230,526
Impact of reconciling items on R&D (see Tables A, B, C, D and E)	7,835	8,241	4,653	39,315	35,620
Impact of reconciling items on SG&A (see Tables A, B, C, D and E)	26,063	19,142	76,750	94,238	136,749
Non-GAAP operating income [ii]	$117,825	$125,525	$148,104	$465,522	$567,323
Impact of reconciling items on operating income [ii - i]	$85,089	$80,300	$145,364	$342,259	$402,895
GAAP operating margin (GAAP operating income / revenue)	5.9%	7.9%	0.5%	5.6%	6.6%
Non-GAAP operating margin (Non-GAAP operating income / revenue)	21.1%	21.8%	24.5%	21.1%	22.8%

Table H: Non-GAAP pre-tax profit	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP (loss) income before income taxes and non-controlling interest ("Pre-tax income")	$24,327	$30,303	$(17,749)	$78,686	$96,583
Share in gain/loss, net and impairment of equity method investees[1]	1,477	(1,383)	(46,497)	(35,901)	(57,370)
Impact of reconciling items on operating income (see Table G)	85,089	80,300	145,364	342,259	402,895
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D and E)	(703)	9,231	56,302	47,744	82,367
Non-GAAP pre-tax profit	$110,190	$118,451	$137,420	$432,788	$524,475
GAAP pre-tax profit margin (GAAP pre-tax income/revenue)	4.3%	5.3%	(2.9)%	3.6%	3.9%
Non-GAAP pre-tax profit margin (Non-GAAP pre-tax profit/revenue)	19.7%	20.6%	22.7%	19.6%	21.1%
1. The three months ended Q4'18 includes $41.5 million, and the twelve months ended Q4'19 and Q4'18 include $29.5 million and $41.5 million, respectively, of impairment charge recorded for the investment in Deca Technologies Inc.

Table I: Non-GAAP income tax expense	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP income tax (benefit) provision [i]	$5,044	$16,247	$(331,447)	$2,372	$(315,618)
[1] Tax impact of non-GAAP adjustments* relating to:
[a] Stock-based compensation	6,345	5,227	4,075	22,256	20,152
[b] Changes in value of deferred compensation plan	12	32	(36)	221	153
[c] Share in gain/loss, net and impairment of equity method investees	(310)	290	9,764	7,539	12,047
[d] Imputed interest on convertible debt, equity component amortization on convertible debt and others	636	651	892	2,682	3,964
[e] Amortization of debt issuance costs	104	131	—	625	225
[f] Amortization of acquisition-related intangible assets and other	10,793	10,793	11,202	43,452	45,696
[g] Restructuring and other charges	(105)	82	318	618	3,537
[h] Other (income) and expenses	—	6	—	165	—
[i] Loss on extinguishment of debt	—	1,344	16,084	1,344	16,768
[j] (Gain) loss on sale of NAND business to joint venture	(25)	(396)	—	321	—
[k] Merger, integration, related costs and adjustments related to assets held for sale	—	—	57	—	57
[l] Settlement charges	—	—	(6)	—	(6)
[m] Gain on sale of cost method investment	—	—	—	—	(319)
[n] Merger-related expenses	273	639	—	2,678	—
[2] Uncertain tax positions	1,027	(6,675)	(3,945)	(2,730)	(8,815)
[3] Valuation allowance release, utilization of NOLs including excess tax benefits, and others**	(21,998)	(25,704)	299,385	(72,271)	237,420
Non-GAAP income tax expense [ii]*	$1,796	$2,667	$6,343	$9,272	$15,261
Impact of reconciling items on income tax provision [i - ii]	$3,248	$13,580	$(337,790)	$(6,900)	$(330,879)

*Tax impact of Non-GAAP adjustments is calculated by using the federal statutory rate of 21%.

** Other items include but are not limited to deferred tax expense not affecting income tax payable.

Table J: Non-GAAP net income	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP net income attributable to Cypress	$20,760	$12,683	$267,114	$40,428	$354,592
Impact of reconciling items on operating income (see Table G)	85,089	80,300	145,364	342,259	402,895
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D, and E)	(703)	9,231	56,302	47,744	82,367
Impact of reconciling items on income tax provision (see Table I)	3,248	13,580	(337,790)	(6,900)	(330,879)
Non-GAAP net income	$108,394	$115,794	$130,990	$423,531	$508,975

Table K: Weighted-average shares, diluted	Three Months Ended
	Q4'19		Q3'19		Q4'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	370,846	370,846	369,241	369,241	361,616	361,616
Effect of dilutive securities:
Stock options, unvested restricted stock and other	8,503	11,361	7,862	11,704	6,482	11,709
Convertible notes	11,603	9,982	11,140	9,480	1,540	1,540
Weighted-average common shares outstanding, diluted	390,952	392,189	388,243	390,425	369,638	374,865

Table L: Weighted-average shares, diluted	Twelve Months Ended
	Q4'19		Q4'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	367,308	367,308	359,324	359,324
Effect of dilutive securities:
Stock options, unvested restricted stock and other	8,724	12,995	7,754	13,319
Convertible notes	8,638	6,716	5,100	2,705
Weighted-average common shares outstanding, diluted	384,670	387,019	372,178	375,348

Table M: Earnings per share	Three Months Ended
	Q4'19		Q3'19		Q4'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (see Table J) [i]	$20,760	$108,394	$12,683	$115,794	$267,114	$130,990
Weighted-average common shares outstanding, diluted (see Table K) [ii]	390,952	392,189	388,243	390,425	369,638	374,865
Earnings per share - diluted [i/ii]	$0.05	$0.28	$0.03	$0.30	$0.72	$0.35

Table N: Earnings per share	Twelve Months Ended
	Q4'19		Q4'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (see Table J) [i]	$40,428	$423,531	$354,592	$508,975
Weighted-average common shares outstanding, diluted (see Table L) [ii]	384,670	387,019	372,178	375,348
Earnings per share - diluted [i/ii]	$0.11	$1.09	$0.95	$1.36

Table O: Adjusted EBITDA	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP net income attributable to Cypress	$20,760	$12,683	$267,114	$40,428	$354,592
Interest and other expense, net	(8,409)	(14,922)	(20,489)	(44,577)	(67,845)
Income tax benefit (provision)	(5,044)	(16,247)	331,447	(2,372)	315,618
Share in gain/loss, net and impairment of equity method investees[1]	1,477	(1,383)	(46,497)	(35,901)	(57,370)
Net gain (loss) attributable to non-controlling interests	—	10	(87)	15	(239)
GAAP operating income	$32,736	$45,225	$2,740	$123,263	$164,428
Impact of reconciling items on operating income (see Table G)	85,089	80,300	145,364	342,259	402,895
Non-GAAP operating income	$117,825	$125,525	$148,104	$465,522	$567,323
Depreciation	19,282	19,060	16,527	77,248	66,299
Adjusted EBITDA	$137,107	$144,585	$164,631	$542,770	$633,622
1. The three months ended Q4'18 includes $41.5 million, and the twelve months ended Q4'19 and Q4'18 include $29.5 million and $41.5 million, respectively, of impairment charge recorded for the investment in Deca Technologies Inc.

Table P: Free cash flow	Three Months Ended			Twelve Months Ended
	Q4'19	Q3'19	Q4'18	Q4'19	Q4'18
GAAP net cash provided by operating activities	$234,246	$64,497	$142,215	$478,915	$471,700
Acquisition of property, plant and equipment, net	(12,063)	(10,599)	(5,069)	(40,686)	(63,130)
Free cash flow	$222,183	$53,898	$137,146	$438,229	$408,570

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands except financial ratios and per-share amounts)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 29, 2019	September 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$234,246	$64,497	$142,215	$478,915	$471,700
Net cash used in investing activities	$(14,058)	$(2,056)	$(5,988)	$(27,311)	$(49,690)
Net cash used in financing activities	$(147,754)	$(91,594)	$(55,252)	$(321,862)	$(287,886)
Other Supplemental Data (Preliminary):
Capital expenditures, net	$12,063	$10,599	$5,069	$40,686	$63,130
Depreciation	$19,282	$19,060	$16,527	$77,248	$66,299
Payment of dividend	$40,679	$40,289	$39,772	$160,850	$157,364
Dividend paid per share	$0.11	$0.11	$0.11	$0.44	$0.44
Total debt (principal amount)	$758,632	$856,102	$935,838	$758,632	$935,838
Net leverage ratio¹	0.63	0.90	1.03	0.63	1.03
Cash Income Tax	$1,796	$2,667	$6,343	$9,272	$15,261

1.	Total debt (principal amount) less cash / Last 12 months Adjusted EBITDA

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